Free Writing Prospectus
Filed Pursuant to Rule 433
(To the preliminary prospectus supplement dated September 20, 2019)

Registration No. 333-228773
September 20, 2019

cbdMD

POWERED BY NATURE. ENHANCED BY *SCIENCE.*

NYSE American: YCBD

FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements that involve substantial risks and uncertainties, some of which cannot be predicted or quantified. All statements other than statements of historical facts contained in this filing, including statements regarding cbdMD, Inc.'s future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "hope," "intend," "may," "might," "objective," "ongoing," "plan," "potential," "predict," "project," "should," "target," "will," or "would" or the negative of these words or other similar terms or expressions. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, assumptions, and other factors described in the section titled "Risk Factors" and elsewhere in the prospectus supplement filed by cbdMD, Inc. with the U.S. Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b)(5) (the "prospectus supplement") on September 20, 2019 to the registration statement on Form S-3, including the base prospectus (Registration No. 333-228773) (the "registration statement"). The forward-looking statements made in this filing relate only to events as of the date on which the statements are made. cbdMD, Inc. undertakes no obligation to update any forward-looking statements made in this filing to reflect events or circumstances after the date of this filing or to reflect new information, actual results, revised expectations, or the occurrence of unanticipated events, except as required by law. Please refer to the section of the prospectus supplement titled "Cautionary Statements Regarding Forward Looking Information" for more information.

cbdMD, Inc. has filed a registration statement (including the prospectus supplement and the accompanying prospectus) with the Securities and Exchange Commission (the "SEC") for the offering of shares of its 8% Series A Cumulative Convertible Preferred Stock to which this communication relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus in the registration statement (Registration No. 333-228773) and other documents cbdMD, Inc. has filed with the SEC for more complete information about cbdMD, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Copies of the prospectus supplement and accompanying prospectus may also be obtained from ThinkEquity, a division of Fordham Financial Management, Inc., Prospectus Department, 17 State Street, 22nd Floor, New York, New York 10004, telephone: (877) 436-3673 or e-mail: prospectus@think-equity.com.

This communication shall not constitute an offer to sell nor the solicitation of an offer to buy, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering may only be made by means of a prospectus supplement and related base prospectus.


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SUMMARY EXPECTED OFFERING TERMS

cbdMD

SECURITY:	8% Series A Cumulative Convertible Preferred Stock ("Series A Preferred").
OFFERING SIZE:	1,250,000 shares on firm commitment basis; 187,500 additional shares if the representative's over-allotment option is exercised in full.
PUBLIC OFFERING PRICE:	$10.00 per share; $12,500,000 total (plus $1,875,000 if the representative's over-allotment option is exercised in full.
DIVIDEND RATE:	8.0% per annum on the $10.00 per share liquidation preference (equivalent to $0.80 per annum per share), when and if declared.
DIVIDEND PAYMENT DATE:	Payable monthly in arrears on the 15th day of each month to holders of record on the first calendar day of each month.
LIQUIDATION PREFERENCE:	$10.00 per share.
MANDATORY REDEMPTION:	Mandatory by cbdMD, Inc. upon a Change of Control of cbdMD, Inc. at $11.00 per share of Series A Preferred plus accrued but unpaid dividends.
OPTIONAL REDEMPTION:	Optional by cbdMD, Inc. at any time beginning four years after the closing date at $10.00 per share of Series A Preferred plus accrued but unpaid dividends.
CONVERSION PRICE:	Convertible into shares of common stock at initial conversion price of $8.00 per share, subject to adjustment (the "Conversion Price").
OPTIONAL CONVERSION RIGHT:	Any time at holder's option.
MARKET TRIGGER CONVERSION:	At cbdMD, Inc.'s option, automatically convertible if the Trading Price of the common stock equals or exceeds $11.00 per share (137.5% of the Conversion Price) for at least 20 trading days in any 30 consecutive trading day period ending five days prior to the date of notice of conversion.
CONVERSION UPON CHANGE OF CONTROL:	At holder's option at the Conversion Price upon the holder's receipt of a Change of Control notice until the trading day ending three trading days prior to the Change of Control redemption date.
VOTING RIGHTS:	None, except as may be required by NYSE American rules and applicable North Carolina law.
EXPECTED NYSE AMERICAN SYMBOL:	YCBDP.
BOOK-RUNNING MANGER:	ThinkEquity, a division of Fordham Financial Management, Inc.
CO-MANAGER:	The Benchmark Company LLC

The foregoing summary of the terms of the Series A Preferred is qualified in its entirety by reference to the prospectus supplement. All terms not defined herein shall have the same meaning as in the prospectus supplement. Before you invest, you should read the prospectus supplement and the base prospectus contained in the registration statement, as well as cbdMD, Inc.'s other filings with the SEC for more information about cbdMD, Inc. and the offering of the Series A Preferred.

WHAT IS CBD?





CBD, short for cannabidiol, is a chemical compound from the cannabis plant. Cannabidiol is a phytocannabinoid discovered in 1940. It is one of some 113 identified cannabinoids in cannabis plants and accounts for up to 40% of the plant's extract. It's a naturally occurring substance that's used in products like oils and edibles to impart a feeling of relaxation and calm. Unlike its cousin tetrahydrocannabinol (THC), it's not psychoactive, meaning it doesn't have a strong effect on cognitive brain activity and doesn't cause the "high" associated with marijuana.

FARM BILL / LEGALIZATION



2018 Farm Bill Signed into Law December 20, 2018

- Hemp has been de-scheduled and permanently removed from Controlled Substances Act (CSA)
- Removed from the jurisdiction of the Drug Enforcement Agency (DEA)
- "Hemp" is defined as Cannabis sativa, containing no more than 0.3% THC

CBD MARKET FORECASTS

cbdMD

By 2025, it is estimated that the U.S. CBD market could approach $16B (from $600M –$2B in 2018)



Source: Cowen and Company
February 25, 2019

100% U.S. GROWN

Our CBD comes from organically grown hemp, free of all synthetic pesticides.

HYBRID BROAD SPECTRUM MANUFACTURING PROCESS

With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

THIRD PARTY TESTING

We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.



MANUFACTURING + R&D:

cbdMD

cbdMD manufactures products utilizing a hybrid broad spectrum process in a privately-owned, state-of-the-art facility in Charlotte, NC.

Each batch is tested by an independent third-party laboratory to ensure the absolute highest standards of quality control.

Current Square Footage: 40,000



Direct to Consumer via www.cbdMD.com

- 60% Retail E-Commerce
- 40% Wholesale

(Based on recent results)

Sold in over 3,000 U.S. locations

- Discussions with national retail and distribution accounts
- Actively expanding distribution channel
  - Grocery, Drug, Fitness, Pet, & Natural/ Specialty Retailers

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cbdMD is committed to the highest standards for CBD sourcing, extraction, and production. We offer a comprehensive line of all-natural, hemp-derived CBD oil products, including tinctures, capsules, gummies, vape oils, bath bombs, topicals, and a full line of human-grade pet products. We pride ourselves on providing customers an all-natural alternative to traditional pharmaceuticals.

THC Free | USA Grown | Non-GMO | Gluten Free

PET INDUSTRY

- Pet Sales in the US are projected to be $75B in 2019 [1]
- There are over 195,000 pet stores, veterinarian clinics and grooming locations in the US [2]
  - Pet Stores 18,000
  - Veterinarian Practices 54,000
  - Grooming locations 123,000

There are 185M dogs / cats in the US [3]
  - Dogs - 90M
  - Cats - 95M
  - 67% of HH's own a pet

- That gives paw cbd 85M Households to target for our product offering

(1) https://americanpetproducts.org/press_industrytrends.asp
(2) https://www.ibisworld.com/united-states/market-research-reports/
(3) https://www.statista.com/forecasts/978073/number-of-pets-in-us-households (2017)


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TIMES SQUARE
DECEMBER 2018



BARCLAYS
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ROBUST MARKETING CAMPAIGN

First CBD company allowed to advertise in Times Square

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cbdMD AD CAMPAIGNS

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RollingStone

DEC. 2018 ISSUE

USA TODAY

MAR. 2019 ISSUE

oxygen

APRIL 2019 ISSUE

STRONG FITNESS MAGAZINE

MAY / JUNE 2019 ISSUE



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BARSTOOL SPORTS



CHICKS IN THE OFFICE
SECT10N
A RED SOX PODCAST
SeatGeek
PARDON MY TAKE
THE SHORT PORCH
FORE PLAY
BARSTOOL SPORTS
Supreme Golf
KFC RADIO
BARSTOOL RUNDOWN

BARSTOOL SPORTS

cbdMD announces comprehensive media partnership with Barstool Sports, a sports and pop culture media company founded by Dave Portnoy.

cbdMD OLYMPIC ATHLETES



LOLO JONES

2014 USA Outdoor bronze medalist

2008 Olympic Trials champion

Three-time USA Indoor champion

Two-time World Indoor champion

Indoor 60m American record holder (7.72)

2008 VISA Humanitarian Athlete of the Year

11-time NCAA All-American


Wilson

KERRI WALSH JENNINGS

5-time Olympian

2016 Olympic Games (Bronze medal)

2012 Olympic Games (Gold medal)

2008 Olympic Games (Gold medal)

2004 Olympic Games (Gold medal)



cbdMD PROFESSIONAL FOOTBALL + BROADCASTING


cbdMD
cbdMD

JONATHAN STEWART

CAROLINA PANTHERS ALL-TIME LEADER IN RUSHING YARDS

Helped lead Carolina to NFC Championship and Super Bowl appearance in 2015


cbdMD

STEVE SMITH SR.

5X NFL PRO BOWL WIDE RECEIVER
3X NFL ALL-PRO RECEIVER

Carolina Panthers franchise record holder with 12,197 receiving yards

Nominated for NFL Man of the Year in 2015 & 2016



NATE BURLESON

NFL NETWORK ANALYST

11 YEAR CAREER IN THE NFL AS A WIDE RECEIVER

- Holds the second highest single-season reception record in NCAA history (138)

cbdMD PROFESSIONAL GOLF


PING
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BUBBA WATSON

PROFESSIONAL GOLFER

12 PGA Tour Victories

Winner of 2012 Masters

Winner of 2014 Masters


Titleist
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MARK ANDERSON

PROFESSIONAL GOLFER

Winner of 2019 Country Club de Bogota Championship


Titleist
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RYAN ARMOUR

PROFESSIONAL GOLFER

2018 Winner of Sanderson Farms Championship

2016 Winner of Panama Claro Championship


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cbdMD
POWERED BY NATURE. ENHANCED BY SCIENCE
DAZN
DAZN.COM
MADISON SQUARE GARDEN
cbdMD
BELLATOR MMA
OFFICIAL CBD PARTNER OF BELLATOR MMA

POWERFUL BRAND BUILDING & EXECUTIVE TEAM

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
co-CEO of cbdMD
& Chairman of the Board



SCOTT COFFMAN
co-CEO of cbdMD
& Board Member



CARYN DUNAYER
President of cbdMD



MARK S. ELLIOTT
Cheif Financial Officer of cbdMD

BOARD OF DIRECTORS



ANTHONY K. SHRIVER
CEO of Best Buddies International



BAKARI SELLERS
Attorney, political analyst CNN, former member South Carolina House of Representatives



SEYMOUR SIEGEL
President Siegel Rich, Inc.



GREG MORRIS
Vice President of Human Resources for Healthstat



PETER J. GHILONI
Former Chief Executive of Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of DataTech Global, LLC

A ROBUST REVENUE RAMP

cbdMD


$580K
$1.61M
$1.69M
$3.62M
$5.65M
$8.02M
Quarter Ending March 31 2018 1
Quarter Ending June 30 2018 1
Quarter Ending Sept 30 2018 1
Quarter Ending Dec 31 2018 2
Quarter Ending March 31 2019 3
Quarter Ending June 30 2019 3

(1) Net Sales of Cure Based Development prior to the merger. Audited net sales of Cure Based Development for January 2018 through August 2018 were $3,280,000. The month of September 2018 was unaudited.

(2) Includes $465,000 of unaudited net sales from cbdMD, Inc.'s Products Division for the ten day period after the Cure Based Development merger and unaudited net sales of Cure Based Development prior to the merger

(3) Net sales for cbdMD, Inc.'s Products Division (CBD products)

SELECT BALANCE SHEET INFORMATION

cbdMD

All figures shown in millions, US$

	JUNE 30, 2019
CASH	$11.6
WORKING CAPITAL	$19.9
TOTAL CURRENT ASSETS	$22.2
TOTAL CURRENT LIABILITIES	$2.3

CAPITALIZATION AND OWNERSHIP

cbdMD

CAPITALIZATION	JUNE 30, 2019
Basic Common Shares Outstanding [1]	27,720,356
Options - WAEP $6.08	1,199,650
Warrants - WAEP $6.64	423,605
Restricted Stock Awards (RSA)	57,500
Fully Diluted Shares Outstanding [1]	29,401,111

SHARE OWNERSHIP



Public Float 46.1%
Management & Insiders 53.9%

(1) Excludes up to 15,250,000 in potential earn-out shares

COMPARATIVE ANALYSIS

cbdMD

COMPANY	SYMBOL	9/16/19 PRICE	EXCHANGE	MKT CAP (US $ MIL)	REVENUE CY 2019E (US $ MIL)	REVENUE CY 2020E (US $ MIL)	PRICE / SALES CY 2019E	PRICE / SALES CY 2020E
CV Sciences	CVSI	$3.11	OTC	$309	$73	$114	4.2 X	2.7 X
Neptune Wellness Solutions	NEPT	$4.23	NDQ	$391	328	$38	12.4 X	3.2 X
Charlotte's Web	CWBHF	$17.17	OTC	$1,851	$126	$313	14.7 X	6.1 X
Elixinol Global Limited	ELLXF	$1.66	OTC	$229	$30	$40	7.6 X	5.7 X
							9.7 X	**4.4 X**
cbdMD	**YCBD**	**$4.65**	**NYSE**	**$129**	**$37**	**$89**	**3.5 X**	**1.5 X**
EXPANDING CANNABIS/ CBD								
Aphria	APHA	$6.61	TO	$1,659	$387	$529	8.7 X	2.7 X
Curaleaf Holdings	CURLF	$7.55	OTC	$3,613	$398	$900	9.1 X	3.2 X
Tilray	TLRY	$30.79	NDQ	$3,006	$180	$365	16.7 X	8.1 X
Aurora Cannabis	ACB	$5.45	TO	$5,559	$297	$532	18.7 X	9.0 X
Canopy Growth	CGC	$27.76	TO	$9,623	$359	$503	26.8 X	11.2 X
Cronos Group	CRON	$11.45	TO	$3,849	$44	$114	87.3 X	22.7 X
							27.1 X	**9.5 X**

The information contained herein is for informational purposes only.
The source is Bloomberg LP and Wall Street research estimates compiled by Bloomberg LP and believed to be reliable but has not been independently verified.

SUMMARY OF INVESTMENT HIGHLIGHTS

cbdMD

- U.S. CBD market estimated to reach $16 billion by 2025
- 100% organically grown U.S. hemp, free of all synthetic pesticides
- Innovative hybrid broad spectrum manufacturing process preserves valuable terpenes and other beneficial compounds and cannabinoids
- Comprehensive line of all-natural, hemp-derived CBD oil products: tinctures, capsules, gummies, vape oils, bath bombs, topicals, and a full line of human-grade pet products
- Sold in over 3,000 U.S. locations and direct-to-consumer via ***www.cbdMD.com***
- Discussion underway with national retail and distribution accounts (grocery, drug, fitness, pet, natural/specialty, and big box retailers)
- Strong balance sheet
- Powerful brand building and executive team
- First American CBD company to be added to the U.S. Russell 3000 Index.


cbdMD
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0.75 ML
0.50 ML
0.25
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APPENDIX:

ADDITIONAL MEDIA & MARKETING

cbdMD IN THE NEWS

"They take the time to put in the effort towards perfecting their products."

Entrepreneur

"If you're looking for premium CBD products, then it's important that you shop with reputable CBD companies that supply high-quality CBD products such as cbdMD."

Chicago Tribune

"If you have been thinking about trying CBD products, then deal with a company which stands behind its products with laboratory reports and strict quality control."

MSNBC

"The visibility a golfer of Bubba Watson's star wattage provides should stoke more mainstream acceptance of the fast-growing CBD industry."

Forbes

"cbdMD, one of the leading brands in the industry and the only pure-play CBD company on the New York Stock Exchange, has approached the market in a unique way."

Brightfield Group

cbdMD ACCOLADES

cbdMD

Editor's Pick: Best CBD Gummies

CBDOilUsers.com

Best CBD Veteran & Affordability Programs

CBDNERDS

#1 Best Overall CBD

CBD SCHOOL

Best CBD Products in America

HIGH TIMES

cbdMD CHARITY


cbdMD
MASSAGE
BEST BUDDIES CHALLENGE
HYANNIS PORT

BEST BUDDIES CHALLENGE


TEAM PUERTO RICO
PASTRANA • SIPES • WINDHAM

NITRO CIRCUS / cbdMD PUERTO RICO


cbdMD

COACH RIVERA'S BOWL-A-PALOOZA

cbdMD & BUBBA WATSON AT THE NYSE

cbdMD


cbdMD
FOX
BUSINESS

cbdMD IN THE NEWS



NFL
NBA
MLB
Soccer
MMA
Tennis
Golf
Golf
Home
Scores
Schedule
Stats
Players
Masters.com
FedEx Cup
Golf's not-so-secret fascination with CBD oil
Ameritrade
Try the 401k fee analyzer tool
See the facts
cbdMD

cbdMD SKATEBOARDING



ZION WRIGHT

USA SKATEBOARDING
2019 NATIONAL TEAM

1st Place: 2018 Vans Park Series Huntington Beach

1st Place: 2018 Copenhagen Open Berlin Finals

2nd Place: 2018 Simple Sessions

1st Place: 2016 Phoenix Am

3rd Place: 2016 Tampa Am


Red Bull

RYAN SHECKLER

"15 MOST INFLUENTIAL
SKATEBOARDERS OF ALL-TIME" - FOX

1ST PLACE
2016 Dew Tour Long Beach, Pro Competition

1ST PLACE
2013 Dew Tour Portland, Street Style

1ST PLACE
2012 Dew Tour San Francisco, Street Style

1ST PLACE
2011 Simple Sessions

FAVORITE MALE ATHLETE
2010 Nickelodeon's Kid Choice Awards





JARRYD MCNEIL

FMX RIDER

X Games:
8 Gold 3 Silver 3 Bronze



BRANDON SCHMIDT

BMX & PRO SNOWBOARDER

X Games BMX Big Air Bronze Medalist



JOSH SHEEHAN

FMX RIDER

X Games:
1 Gold 5 Silver 4 Bronze



KURTIS DOWNS

BMX, FMX RIDER &
PRO SNOWBOARDER

X Games BMX Big Air Bronze Medalist



RYAN WILLIAMS

SCOOTER, BMX

X Games: 3 Gold
- World's First-BMX Triple Front Flip
- World's First-Nothing Front Flip Bike
- World's First-720 Front Flip
- World's First-1080 Front Flip

cbdMD UFC/MMA


cbdMD
cbdMD

QUINTON "RAMPAGE" JACKSON

FORMER UFC LIGHT HEAVYWEIGHT CHAMPION

"CBD has helped me with muscle relaxation and pain in my elbow. It really helps with anxiety too."

FAVORITE PRODUCT:

FREEZE & BATH BOMBS


cbdMD

MICHAEL BISPING

ESPN UFC ANALYST AND COLOR COMMENTATOR

"Feels so good on sore or aching joints and muscles. Gets me warmed up for a painless run every time."

FAVORITE PRODUCT:

FREEZE & RECOVER


cbdMD

TYRON WOODLEY

4X WELTERWEIGHT CHAMPION

"I got into CBD, because 3 of my last 5 fights required a major surgery. Lots of scar tissue and pain."

FAVORITE PRODUCT:

FREEZE


cbdMD

CHAEL SONNEN

ESPN ANALYST/ EXPERT PRE- AND POST-FIGHT INSIGHT ON SPORTSCENTER'S COVERAGE OF UFC EVENTS

"...The reality is the human body doesn't get better with time. CBD is the first thing that helped me recover between training."

FAVORITE PRODUCT:

GUMMIES

cbdMD RALLYCROSS


cbdMD

STEVE ARPIN

FORMER ARCA RE/MAX SERIES MOST POPULAR DRIVER

- 2001-2002 Snowmobile Eagle River Pro Stock World Champion
- 2008 USAC Silver Crown Series, Rookie of the Year
- 2011 – PRESENT: Current Chicagoland Speedway Nascar Truck Series Track Record Holder
- 2015: X GAMES Austin Silver Medalist


cbdMD

KEN BLOCK

CO-FOUNDER OF DC SHOES PROFESSIONAL RALLY DRIVER

- 2015 Rally America Rookie of the Year
- 5 X Games medals
- Silver at Global X Games Barcelona RallyCross in 2013


HOONIGAN
cbdMD

cbdMD PRO SURFING


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MAKUA ROTHMAN

AMERICAN BIG WAVE RIDER
PROFESSIONAL SURFER & MUSICIAN
2015 BIG WAVE WORLD CHAMPION

"So stoked to be part of the @cbdMD.usa ohana!! They got it all at cbdMD.com"

- @makuarothman


cbdMD

NATHAN FLORENCE

PROFESSIONAL SURFER
2018 O'NIEL WAVE OF THE WINTER WINNER

"Honestly my recoveries have been insane since using CBD to supplement my recovery and help with the aches and pains so thank you @cbdmd.usa!"

-@nathan_florence



JAMIE O'BRIEN

PROFESSIONAL FREESURFER, PRODUCER, ACTOR

One of the youngest surfers to ever win a Pipeline Masters

2003 Hansen's Pipeline Pro

2004 Fosters Expression Trestles

2004 Rip Curl Pipeline Masters

cbdMD CELEBRITIES

cbdMD



JOE JONAS

MUSICIAN / ACTOR

"@cbdMD.USA gummies are a must have when I get home from all the traveling I do!"



AMANDA CERNY

INSTAGRAM CELEBRITY
TOP 3 ENGAGEMENT
TWITTER & YOUTUBE INFLUENCER

"I use CBD literally every morning and night and in between! I have tested #cbdMD out for months before giving them my stamp of approval"